             As filed with the Securities and Exchange Commission
                                on May 9, 1997

                                                    Registration No. 333-_______

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                               UNICOM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Illinois                                      36-3961038
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)


   37th Floor, 10 South Dearborn Street
   P.O. Box A-3005
   Chicago, Illinois                                        60690-3005
   (Address of Principal Executive Offices)                 (Zip code)

                              Commonwealth Edison
                      Employee Savings and Investment Plan
                              (Full Title of Plan)
                          ___________________________

                                John C. Bukovski
                                 Vice President
                               Unicom Corporation
                      37th Floor, 10 South Dearborn Street
                                P.O. Box A-3005
                         Chicago, Illinois  60690-3005
                                 (312) 394-4321
                    (Name and Address of Agent for Service)


                                    Copy to:

                                Richard W. Astle
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois  60603
                                 (312) 853-7000

---------------------------------------------------------------------------------------------------------
                                     CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------------------------
                                                 Proposed              Proposed
Title of Securities       Amount to be       Maximum Offering      Maximum Aggregate        Amount of
to be Registered (1)       Registered       Price Per Share (2)    Offering Price (2)    Registration Fee
---------------------------------------------------------------------------------------------------------

Common Shares,          1,000,000 shares          $23.625             $23,625,000             $7,160
without par value
=========================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low sale prices of the common shares, without par value, of Unicom Corporation on the New York Stock Exchange on May 7, 1997.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

               The following documents heretofore filed with the Securities and Exchange Commission are incorporated herein by reference:

               (a) Annual Report on Form 10-K of the Registrant for the year ended December 31, 1996.

               (b) Annual Report on Form 11-K of the Plan for the year ended December 31, 1995.

               (c) Current Reports on Form 8-K of the Registrant dated January 29, 1997 and January 31, 1997, respectively.

               (d) The description of the Registrant's common stock, without par value (the "Common Stock"), which is contained in the registration statement on Form 8-B filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any subsequent amendment or any report filed for the purpose of updating such description.

               All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and all documents filed by the employee benefit plan described herein pursuant to Section 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

ITEM 4.  DESCRIPTION OF SECURITIES.

               Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

               Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

               Certain provisions of the Illinois Business Corporation Act of 1983, as amended (the "BCA"), provide that the Registrant may, and in some circumstances must, indemnify the directors and officers of the Registrant and of each subsidiary company against liabilities and expenses incurred by such person by reason of the fact that such person was serving in such capacity, subject to certain limitations and conditions set forth in the statute. The Registrant's Articles of Incorporation and By-Laws provide that the Registrant will indemnify its directors and officers, and may indemnify any person serving as director or officer of another business entity at the Registrant's request, to the extent permitted by the statute. In addition, the Registrant's Articles of Incorporation provide, as permitted by the BCA, that directors shall not be personally liable for monetary damages for breach of fiduciary duty as a director, except (i) for breaches of their duty of loyalty to the Registrant or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 8.65 of the BCA, and (iv) for transactions from which a director derived an improper personal benefit.

               The Registrant maintains liability insurance policies which indemnify the Registrant's directors and officers, the directors and officers of subsidiaries of the Registrant, and the trustees of the Commonwealth Edison Company Service Annuity Fund and the Commonwealth Edison Company of Indiana, Inc. Service Annuity Fund, against loss arising from claims by reason of their legal liability for acts as such directors, officers or trustees, subject to limitations and conditions as set forth in the policies.

               The Registrant indemnifies assistant officers and other employees against liabilities and expenses incurred by reason of acts performed in connection with the operations of the various employee benefit systems of the Registrant and its subsidiaries.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

               Not applicable.

ITEM 8.  EXHIBITS.

               The exhibits accompanying this Registration Statement are listed on the accompanying Exhibit Index.

               The Registrant will submit or has submitted the employee benefit plan described herein and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

ITEM 9.  UNDERTAKINGS.

               (a)  The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

               THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 9th day of May, 1997.

                                      UNICOM CORPORATION

                                      By: /s/ James J. O'Connor
                                          -------------------------------------
                                          James J. O'Connor, Chairman and Chief
                                            Executive Officer

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 9th day of May, 1997.

                 Signature                         Title
                 ---------                         -----

           /s/ James J. O'Connor            Chairman and Chief Executive Officer
     ----------------------------------     and Director
             James J. O'Connor              (principal executive officer)

            /s/ John C. Bukovski            Vice President
     ----------------------------------     (principal financial officer)
              John C. Bukovski

            /s/ Roger F. Kovack             Comptroller
     ----------------------------------     (principal accounting officer)
              Roger F. Kovack

                     *                      Director
     ----------------------------------
                Jean Allard

                     *                      Director
     ----------------------------------
             Edward A. Brennan

                     *                      Director
     ----------------------------------
              James W. Compton

                     *                      Director
     ----------------------------------
                Bruce DeMars

                     *                      Director
     ----------------------------------
                 Sue L. Gin

                     *                      Director
     ----------------------------------
              Donald P. Jacobs

                     *                      Director
     ----------------------------------
             Edgar D. Jannotta

                     *                      Director
     ----------------------------------
             George E. Johnson

                     *                      Director
     ----------------------------------
              Edward A. Mason

                     *                      Vice Chairman and Director
     ----------------------------------
               Leo F. Mullin

                     *                      Director
     ----------------------------------
               Frank A. Olson

                     *                      President and Director
     ----------------------------------
             Samuel K. Skinner

*By:        /s/ David A. Scholz
     ----------------------------------
     David A. Scholz, Attorney-in-fact

               THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Committee administering the Commonwealth Edison Employee Savings and Investment Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 9th day of May, 1997.

                                      COMMONWEALTH EDISON EMPLOYEE
                                          SAVINGS AND INVESTMENT PLAN



                                      By:  /s/ John C. Bukovski
                                           ---------------------------
                                           John C. Bukovski
                                           Member of the Committee

                  INDEX TO EXHIBITS TO REGISTRATION STATEMENT
                  -------------------------------------------

Exhibit
Number         Description of Document
-------        -----------------------

(4)-1 Articles of Incorporation of the Registrant (File No. 1-11375, Form 10-K for the year ended December 31, 1994, Exhibit (3)-1), which is incorporated herein by reference.

(4)-2 By-Laws of the Registrant (File No. 1-11375, Form 10-K for the year ended December 31, 1996, Exhibit (3)-3), which is incorporated herein by reference.

(4)-3 Commonwealth Edison Employee Savings and Investment Plan (as amended and restated as of January 1, 1995) and Amendment dated May 22, 1996 thereto (File No. 333-10613, Form S-8 Registration Statement, Exhibit (4)-3), which is incorporated herein by reference.

*(4)-4 Amendment dated September 12, 1996 to Commonwealth Edison Employee Savings and Investment Plan (as amended and restated as of January 1, 1995).

*(23)          Consent of Arthur Andersen LLP.

*(24)          Powers of Attorney.


--------------------
*Filed herewith.